UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2012

ENTECH SOLAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34592	33-0123045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Industrial Blvd.

Grapevine, TX 76051

(Address of principal executive offices, including ZIP code)

(817) 224-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 26, 2012, the U.S. Patent and Trademark Office (the “USPTO”) issued a non-final rejection of the patent application of Entech Solar, Inc. (the “Company”) related to the Company’s solar photovoltaic concentrator panel (Application No. 12/776,184), which is a product the Company is not currently producing and which the Company does not expect will be produced until the prices of solar modules using currently available commercial technology rise significantly above current and reasonably foreseeable levels. The Company intends to file with the USPTO a response to the rejection to explain why the patent application should be approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

Date: February 28, 2013	By:	/s/ David Gelbaum
	Name:	David Gelbaum
	Title:	Chief Executive Officer